Exhibit 99.1
MariMed Reports First Quarter 2024 Earnings

NORWOOD, MA, May 8, 2024 - MariMed Inc. (“MariMed” or the “Company”) (CSE: MRMD) (OTCQX: MRMD), a leading multi-state cannabis operator focused on improving lives every day, today announced its financial results for the first quarter ended March 31, 2024.
“With the first quarter now in the books, I’m pleased to say we are on track with our strategic plan and financial targets,” said Jon Levine, Chief Executive Officer. “The tremendous growth in our wholesale business was undoubtedly the highlight of the quarter. I am proud that once again, MariMed outperformed our competition in every market in which we operate, including Illinois. The strong revenue growth led to our 17th consecutive quarter of positive adjusted EBITDA.”
Financial Highlights1
The following table summarizes the Company's consolidated financial highlights (in millions, except percentage amounts):

	Three months ended March 31,
	2024	2023
Revenue	$37.9	$34.4
GAAP Gross margin	43%	45%
Non-GAAP Gross margin	44%	46%
GAAP Net loss	$(1.3)	$(0.7)
Non-GAAP Net (loss) income	$(0.6)	$0.3
Non-GAAP Adjusted EBITDA	$4.7	$7.1
Non-GAAP Adjusted EBITDA margin	12%	21%
1 See the reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures and additional information about non-GAAP measures in the section entitled “Discussion of Non-GAAP Financial Measures” below and in the financials information included herewith.
CONFERENCE CALL
MariMed management will host a conference call on Thursday, May 9, 2024 at 8:00 a.m. Eastern time, to discuss these results. The conference call may be accessed through MariMed’s Investor Relations website, or by clicking the following link: https://app.webinar.net/PYADonJoOrw.

FIRST QUARTER 2024 OPERATIONAL HIGHLIGHTS
During the first quarter, the Company announced the following developments in the implementation of its strategic growth plan:
•January 2: MariMed began selling its award-winning branded products through the Company's new wholesale business in Illinois. MariMed's brands, including Betty's Eddies, Bubby's Baked, Vibations, and InHouse are now widely available in 135 dispensaries throughout the state.
•February 26: Thrive Dispensary Casey, the adult-use dispensary MariMed managed since opening in Fall 2023, received its Certificate of Occupancy from the Illinois Cannabis Control Commission to commence operations in its permanent brick-and-mortar facility. The Company subsequently transitioned from its temporary facility and commenced operations in the new facility in March 2024.
•March 6: MariMed announced the expansion of its Maryland footprint with the acquisition of its second dispensary in the state. On February 1, the Company entered into a definitive agreement to acquire the operating assets of Our Community Wellness & Compassionate Care Center, Inc, a medical licensed dispensary operator. The Company subsequently announced the closing of the acquisition on April 9, and plans to open the dispensary, which is located in Upper Marlboro, and commence adult-use sales upon regulatory approval.
OTHER DEVELOPMENTS
Subsequent to the end of the first quarter, the Company announced the following further developments:
•April 10: MariMed announced a partnership with two iconic Boston music venues, MGM Music Hall Fenway and Citizens House of Blues Boston. This groundbreaking partnership positions Nature’s Heritage as the exclusive cannabis sponsor at each venue. The brand will receive over one million consumer impressions resulting from onsite fan experiences, in-venue advertising, and digital advertising.
•April 11: MariMed announced the closing of its acquisition of Thrive Dispensary in Casey, Illinois. The approval of the license transfer by the Illinois Department of Financial & Professional Regulation, and subsequent closing of the acquisition, allows MariMed to fully consolidate the financial results of this dispensary, which had previously been operated under a Managed Services Agreement.
2024 FINANCIAL GUIDANCE
MariMed's full year 2024 financial targets are based on organic growth of its existing operating assets and do not include new revenue-generating projects requiring regulatory approvals. The Company believes this conservative approach to offering financial targets allows investors and analysts to focus on key operating milestones versus discussions around issues outside the Company's control. As such, the Company's full year 2024 financial targets remain at:
•Revenue growth of 5% to 7%;
•Non-GAAP Adjusted EBITDA growth of 0% to 2%;
•Capital expenditures of $10 million.
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
MariMed’s management uses several different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of its business, making operating decisions, and planning and forecasting future periods. The Company has provided in this release several non-

GAAP financial measures: Non-GAAP Gross margin, Non-GAAP Net income (loss), Non-GAAP Adjusted EBITDA and non-GAAP Adjusted EBITDA margin, as supplements to Revenue, Gross margin, Net income (loss) and other financial measures prepared in accordance with GAAP.
Management believes these non-GAAP financial measures are useful in reviewing and assessing the performance of the Company, and when planning and forecasting future periods, as they provide meaningful operating results by excluding the effects of expenses that are not reflective of its operating business performance. In addition, the Company’s management uses these non-GAAP financial measures to understand and compare operating results across accounting periods and for financial and operational decision-making. The presentation of these non-GAAP measures is not intended to be considered in isolation or as a substitute for the financial information prepared in accordance with GAAP.
Management believes that investors and analysts benefit from considering non-GAAP financial measures in assessing the Company’s financial results and its ongoing business, as it allows for meaningful comparisons and analysis of trends in the business. In particular, non-GAAP adjusted EBITDA is used by many investors and analysts themselves, along with other metrics, to compare financial results across accounting periods and to those of peer companies.
As there are no standardized methods of calculating non-GAAP financial measures, the Company’s calculations may differ from those used by analysts, investors and other companies, even those within the cannabis industry, and therefore may not be directly comparable to similarly titled measures used by others.
Management defines non-GAAP Adjusted EBITDA as income (loss) from operations, determined in accordance with GAAP, excluding the following items:

•depreciation of fixed assets;
•amortization of acquired intangible assets;
•Impairment or write-downs of intangible assets;
•stock-based compensation;
•legal settlements; and
•acquisition-related and other expenses.
For further information, please refer to the publicly available financial filings available on MariMed's Investor Relations website, as filed with the U.S. Securities and Exchange Commission, or as filed with the Canadian securities regulatory authorities on the SEDAR website.
ABOUT MARIMED
MariMed Inc., a multi-state cannabis operator, is dedicated to improving lives every day through its high-quality products, its actions, and its values. The Company develops, owns, and manages seed to sale state-licensed cannabis facilities, which are models of excellence in horticultural principles, cannabis cultivation, cannabis-infused products, and dispensary operations. MariMed has an experienced management team that has produced consistent growth and success for the Company and its managed business units. Proprietary formulations created by the Company’s technicians are embedded in its top-selling and award-winning products and brands, including Betty’s Eddies, Nature’s Heritage, InHouse, Bubby’s Baked, K Fusion, Kalm Fusion, and Vibations, which are trademarks of MariMed Inc. For additional information, visit www.marimedinc.com.
IMPORTANT CAUTION REGARDING FORWARD-LOOKING STATEMENTS:
The information in this release contains “forward-looking” statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to several risks and uncertainties. All statements other than statements of historical facts contained in this release, including without limitation statements regarding projected financial results for 2024, including management’s belief that it will report its fifth consecutive year of positive operating cash flow, anticipated openings of dispensaries and facilities, timing of regulatory approvals, plans and objectives of management for future operations, are forward-looking statements. Without limiting the foregoing, the words “anticipates”, “believes”, “estimates”, “expects”, “expectations”, “intends”, “may”, “plans”, and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.
Forward-looking statements are based on our current beliefs and assumptions regarding our business, timing of regulatory approvals, the ability to obtain new licenses, business prospects and strategic growth plan, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated in these forward-looking statements due to various risks, uncertainties, and other important factors, including, among others, reductions in customer spending, our ability to recruit and retain key personnel, and disruptions from the integration efforts of acquired companies.
These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect our business and results of operations. These statements are not a guarantee of future performance and involve risk and uncertainties that are difficult to predict, including, among other factors, changes in demand for the Company’s services and products, changes in the law and its enforcement, and changes in the economic environment. Additional information regarding these and other factors can be found in our reports filed with the U.S. Securities and Exchange Commission. In providing these forward-looking statements, the Company expressly disclaims any obligation to update these statements publicly or otherwise, whether as a result of new information, future events or otherwise, except as required by law.
All trademarks and service marks are the property of their respective owners.
For More Information Contact:
Investor Relations:
Steve West, Vice President, Investor Relations
Email: ir@marimedinc.com
Phone: (781) 277-0007
Company Contact:
Howard Schacter, Chief Communications Officer
Email: hschacter@marimedinc.com
Phone: (781) 277-0007

# # #

MariMed Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$15,234	$14,645
Accounts receivable, net	6,491	7,199
Inventory	29,044	25,306
Deferred rents receivable	612	630
Notes receivable, current portion	52	52
Investments, current portion	—	88
Due from related parties	181	105
Other current assets	3,281	3,407
Total current assets	54,895	51,432
Property and equipment, net	90,765	89,103
Intangible assets, net	12,819	17,012
Goodwill	15,812	11,993
Investments, net of current portion	274	221
Notes receivable, net of current portion	814	814
Operating lease right-of-use assets	9,456	9,716
Finance lease right-of-use assets	3,539	3,295
Other assets	12,958	12,537
Total assets	$201,332	$196,123

Liabilities, mezzanine equity and stockholders’ equity
Current liabilities:
Mortgages and notes payable, current portion	$1,057	$723
Accounts payable	10,256	9,001
Accrued expenses and other	4,613	3,549
Income taxes payable	16,271	14,434
Operating lease liabilities, current portion	1,955	1,945
Finance lease liabilities, current portion	1,303	1,210
Total current liabilities	35,455	30,862
Mortgages and notes payable, net of current portion	67,448	65,652
Operating lease liabilities, net of current portion	8,218	8,455
Finance lease liabilities, net of current portion	2,290	2,140
Other liabilities	100	100
Total liabilities	113,511	107,209

Commitments and contingencies

Mezzanine equity
Series B convertible preferred stock	14,725	14,725
Series C convertible preferred stock	4,275	4,275
Total mezzanine equity	19,000	19,000

Stockholders’ equity
Common stock	375	375
Additional paid-in capital	171,389	171,144
Accumulated deficit	(101,253)	(99,955)
Noncontrolling interests	(1,690)	(1,650)
Total stockholders’ equity	68,821	69,914
Total liabilities, mezzanine equity and stockholders’ equity	$201,332	$196,123

MariMed Inc.
Condensed Consolidated Statements of Operations
(in thousands, except percentages and per share amounts)
(unaudited)

	Three months ended
	March 31,
	2024	2023

Revenue	$37,933	$34,380
Cost of revenue	21,461	18,992
Gross profit	16,472	15,388

Gross margin	43.4%	44.8%

Operating expenses:
Personnel	6,465	4,656
Marketing and promotion	1,762	1,146
General and administrative	6,140	4,305
Acquisition-related and other	84	190
Bad debt	—	(44)
Total operating expenses	14,451	10,253

Income from operations	2,021	5,135

Interest and other (expense) income:
Interest expense	(1,629)	(2,505)
Interest income	26	99
Other expense, net	(20)	(900)
Total interest and other expense, net	(1,623)	(3,306)

Income before income taxes	398	1,829
Provision for income taxes	1,690	2,493

Net loss	(1,292)	(664)
Less: Net income (loss) attributable to noncontrolling interests	6	(19)
Net loss attributable to common stockholders	$(1,298)	$(645)

Net loss per share attributable to common stockholders:
Basic	$(0.00)	$(0.00)
Diluted	$(0.00)	$(0.00)

Weighted average common shares outstanding:
Basic	375,211	342,794
Diluted	375,211	342,794

MariMed Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three months ended
	March 31,
	2024	2023
Cash flows from operating activities:
Net loss attributable to common stockholders	$(1,298)	$(645)
Net income (loss) attributable to noncontrolling interests	6	(19)
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Depreciation and amortization of property and equipment	1,938	986
Amortization of intangible assets	374	557
Stock-based compensation	244	208
Amortization of original debt issuance discount	—	55
Amortization of debt discount	87	328
Amortization of debt issuance costs	18	—
Payment-in-kind interest	14	118
Present value adjustment of notes payable	—	719
Bad debt income	—	(44)
Obligations settled with common stock	1	1
Write-off of disposed assets	1	906
Gain on finance lease adjustment	—	(13)
Loss on changes in fair value of investments	121	20
Changes in operating assets and liabilities:
Accounts receivable, net	707	(132)
Deferred rents receivable	18	18
Inventory	(3,738)	(3,246)
Other current assets	391	639
Other assets	63	19
Accounts payable	1,334	(1,961)
Accrued expenses and other	1,091	(207)
Income taxes payable	1,838	(2,806)
Net cash provided by (used in) operating activities	3,210	(4,499)

Cash flows from investing activities:
Purchases of property and equipment	(3,368)	(3,052)
Business acquisitions, net of cash acquired	—	(2,995)
Advances toward future business acquisitions	(485)	(300)
Purchases of investments	(86)	—
Purchases of cannabis licenses	(265)	(601)
Proceeds from notes receivable	13	43
Due from related party	(75)	(20)
Net cash used in investing activities	(4,266)	(6,925)

Cash flows from financing activities:
Proceeds from term loan	—	29,100

	Three months ended
	March 31,
	2024	2023
Proceeds from Construction to Permanent Commercial Real Estate Mortgage Loan	1,047	—
Proceeds from mortgages	1,163	—
Principal payments of mortgages	(65)	(203)
Principal payments of promissory notes	(135)	(9)
Repayment and retirement of promissory notes	—	(5,503)
Principal payments of finance leases	(320)	(69)
Distributions	(45)	(34)
Net cash provided by financing activities	1,645	23,282

Net increase in cash and cash equivalents	589	11,858
Cash and equivalents, beginning of year	14,645	9,737
Cash and cash equivalents, end of period	$15,234	$21,595

MariMed Inc.
Reconciliation of Non-GAAP and GAAP Financial Measures
(in thousands, except percentages)
(unaudited)

	Three months ended
	March 31,
	2024	2023
Non-GAAP Adjusted EBITDA
GAAP Income from operations	$2,021	$5,135
Depreciation and amortization of property and equipment	1,938	986
Amortization of acquired intangible assets	374	557
Stock-based compensation	244	206
Acquisition-related and other	84	190
Adjusted EBITDA	$4,661	$7,074

Non-GAAP Adjusted EBITDA Margin (Non-GAAP adjusted EBITDA as a percentage of revenue)
GAAP Income from operations	5.3%	14.9%
Depreciation and amortization of property and equipment	5.2%	2.9%
Amortization of acquired intangible assets	1.0%	1.6%
Stock-based compensation	0.6%	0.6%
Acquisition-related and other	0.2%	0.6%
Adjusted EBITDA margin	12.3%	20.6%

GAAP Gross margin	43.4%	44.8%
Amortization of acquired intangible assets	0.4%	0.8%
Non-GAAP Gross margin	43.8%	45.6%

GAAP Net loss	$(1,292)	$(664)
Amortization of acquired intangible assets	374	557
Stock-based compensation	244	206
Acquisition-related and other	84	190
Non-GAAP Net (loss) income	$(590)	$289

MariMed Inc.
Supplemental Information
Revenue Components
(in thousands)
(unaudited)

	Three months ended
	March 31,
	2024	2023
Product revenue:
Product revenue - retail	22,346	23,183
Product revenue - wholesale	14,505	10,376
Total product revenue	36,851	33,559
Other revenue	1,082	821
Total revenue	$37,933	$34,380